PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
PRINCIPAL ACCOUNTING POLICIES [Abstract]
Basis of presentation and use of estimates

a. Basis of presentation and use of estimates

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Significant accounting estimates reflected in the Group’s financial statements mainly include assumptions used in the computation of share-based compensation, allowance for doubtful accounts, assumption of redemption rate utilized in customer loyalty program, assumptions and inputs used in fair value measurement of financial liabilities, assumptions used to measure impairment of long-lived assets, intangible asset with indefinite life and goodwill, useful lives of long-lived assets, determination of fair value of identifiable assets and liabilities acquired through business combinations, recognition of non-controlling interests, and valuation allowance of deferred tax assets. Such accounting policies are impacted significantly by judgments, assumptions and estimates used in the preparation of the Group’s consolidated financial statements, and actual results could differ materially from these estimates.

As of December 31, 2012, the Group’s current liabilities exceeded its current assets by approximately RMB 474.5 million. As of December 31, 2012, the Group’ credit facilities was RMB 600 million and these facilities are available to be drawn down if needed. The Group believes that by closely monitoring and appropriately allocating its cash resources, together with drawing down the above credit facilitates, if needed, it is able to maintain a sufficient cash position and liquidity status in the foreseeable future.

Basis of consolidation and accounting for investments

b. Basis of consolidation and accounting for investments

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs. All significant transactions and balances between the Company, its subsidiaries and VIEs have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

Accounting Standards Codification (“ASC”) 810 “Consolidation”, which provides guidance on the identification of and financial reporting for entities over which control is achieved through means other than voting interests, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity.

Prior to January 1, 2011, certain entities were considered variable interest entities because the equity at risk of each entity was not sufficient to finance its intended activities without additional financial support. The Company was considered the primary beneficiary of these entities because it had a controlling financial interest and was the primary beneficiary of these VIEs as it had both the power to direct the activities of the VIEs that most significantly impacted the VIEs’ economic performance and an obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIEs. Accordingly, the financial statements of the following VIEs were consolidated into the Company’s financial statements since their respective date of establishment/acquisition prior to January 1, 2011:

Name of VIE	The Company’s ownership interest
Home Inns & Hotels Management (Xiamen) Co., Ltd. (“Home Inns Xiamen”)	51%
Home Inns & Hotels Management (Fuzhou) Co., Ltd. (“Home Inns Fuzhou”)	51%
Home Inns & Hotels Management (Caoxi) Co., Ltd. (“Home Inns Caoxi”)	51%
Home Inns & Hotels Management (Caobao) Co., Ltd. (“Home Inns Caobao”)	75%
Home Inns & Hotels Management (Dongguan) Co., Ltd. (“Home Inns Dongguan”)	65%
Home Inns & Hotels Kuaijie (Fuzhou) Co., Ltd. (“Home Inns Fuzhou Kuaijie”)	70%

The total registered capital of the six VIEs was RMB 6,010 as of December 31, 2010. The total net assets of the consolidated VIEs were RMB 26,262 as of December 31, 2010. The total net income of the six VIE was RMB 16,257 in the year ended December 31, 2010. Management monitors the regulatory risk associated with these contractual arrangements. There were no consolidated VIE assets that were collateral for the VIE obligations and which could only be used to settle the VIE’s obligations. Creditors of the VIE had no recourse to the general credit of Home Inns & Hotels Management (Shanghai) Co., Ltd., which was the primary beneficiary of the VIEs.

In 2011, the Company has determined that the six VIE entities were no longer considered variable interest entities effective for the year ended December 31, 2011. As the Group has majority legal ownership in these entities, it continues to consolidate these entities. The reconsideration event did not have any impact on the Company’s consolidated financial statements.

The Company evaluates its business relationships such as those with franchisees to identify potential variable interest entities. Generally, these businesses qualify for the business scope exception under the consolidation guidance. Therefore, the Company has concluded that consolidation of any such entities is not appropriate for the periods.

Foreign currencies

c. Foreign currencies

The Group’s functional currency and reporting currency is Renminbi (“RMB”). Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (the “PBOC”) prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. All such exchange gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market.

Convenience translation

d. Convenience translation

Translations of balances in the statements of operations, balance sheet and statement of cash flows from RMB into United States dollars (“US$”) as of and for the year ended December 31, 2012 are solely for the convenience of the reader and were calculated at the rate of US$ 1.00 = RMB 6.2301, on December 31, 2012, representing the certificated exchange rate published by the Federal Reserve Board. No representation is intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2012, or at any other rate.

Cash and cash equivalents

e. Cash and cash equivalents

Cash and cash equivalents comprise cash on hand and liquid investment which are unrestricted as to withdrawal or use, and which have original maturities of three months or less that are placed with banks or other financial institutions. Cash and cash equivalents balance as of December 31, 2011 included US$ 52,747 thousand and HK$ 0.1 thousand. Cash and cash equivalents balance as of December 31, 2012 included US$ 41,524 thousand and HK$ 0.1 thousand.

Restricted cash

f. Restricted cash

Restricted cash consists of cash proceeds from the exercise of share options by the Company’s employees which are yet to be transmitted to them, cash reserved in specific interests reserve account (“IRA”) for term loans which will be repaid in 6 months, and cash deposited in an escrow account for the settlement of the outstanding purchase consideration of Motel 168 acquisition.

Allowance for doubtful accounts

g. Allowance for doubtful accounts

Provision is made against receivables to the extent collection is considered to be doubtful. Accounts receivable and other receivables in the balance sheet are stated net of such provision, if any. For the years ended December 31, 2011 and 2012, the allowance for doubtful accounts was RMB 295 and nil, respectively.

Consumables

h. Consumables

The Group purchases consumables for the operation of leased-and-operated hotels. Consumables include fabrics, such as towels and beddings, which need to be renewed periodically. Consumables are amortized over their useful lives, generally one year or less, from the time they are put into use and are stated at purchase price less accumulated amortization.

Property and equipment, net

i. Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation and amortization and impairment losses, if any. The cost of property and equipment comprises its purchase price and any directly attributable costs, including interest cost during the period the asset is brought to its working condition and location for its intended use.

Depreciation and amortization of property and equipment is provided using the straight line method over their expected useful lives. The expected useful lives are as follows:

Buildings	40 years
Leasehold improvements	Over the shorter of the economic useful life or the lease period
Machinery and equipment	5 to 10 years
Furniture, fixtures and office equipment	3 to 5 years

Construction in progress represents leasehold improvements under construction or installation and is stated at cost. Cost comprises original cost of property and equipment, installation, construction and other direct costs. Construction in progress is transferred to property and equipment and depreciation commences when the asset is ready for its intended use.

Expenditures for repairs and maintenance are expensed as incurred. Gain or loss on disposal of property and equipment, if any, is recognized in the statements of operations as the difference between the net sales proceeds and the carrying amount of the underlying asset.

Fair value measurement

j. Fair value measurement

The Company adopted Accounting Standard Codification (“ASC”) 820 “Fair value measurements and disclosures” on January 1, 2008. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The guidance outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. Under GAAP, certain assets and liabilities must be measured at fair value, and the guidance details the disclosures that are required for items measured at fair value.

The Company measures the fair value of financial assets and liabilities using inputs from the following three levels of the fair value hierarchy. The three levels are as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are nor active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 includes unobservable inputs that reflect the management’s assumptions about the assumptions that market participants would use in pricing the asset. The management develops these inputs based on the best information available, including their own data.

The following table presents information about the Group’s financial liabilities classified as Level 3 as of December 31, 2012 and December 31, 2011.

	Balance as of December 31, 2012
		Fair Value Measurements
	Carrying Value	Using Fair Value Hierarchy
		Level 1	Level 2	Level 3

Convertible notes measured at fair value	1,056,209	—	—	1,056,209
Interest rate swap transaction	10,562	—	—	10,562

Total financial liability, non-current	1,066,771	—	—	1,066,771

	Balance as of December 31, 2011
		Fair Value Measurements
	Carrying Value	Using Fair Value Hierarchy
		Level 1	Level 2	Level 3

Convertible notes measured at fair value	971,693	—	—	971,693
Interest rate swap transaction	7,315	—	—	7,315

Total financial liability, non-current	979,008	—	—	979,008

A summary of changes in Level 3 financial liabilities for the year ended December 31, 2012 was as follows:

Balance at December 31, 2011	979,008
Add: Unrealized loss – change in fair value in convertible notes (note 12)	87,099
Less: foreign exchange gains in convertible notes (note 12)	(2,583)
Add: Loss arising from change in fair value in interest rate swap transaction (note 12)	6,665
Less: Cash settlement of swap transaction (note 12)	(3,418)

Balance at December 31, 2012	1,066,771

Fair value of financial instruments

k. Fair value of financial instruments

Financial instruments of the Group primarily comprise of cash and cash equivalents, restricted cash, receivables, payables, accruals, term loans, convertible bonds and financial liability. Carrying values of cash and cash equivalents, restricted cash, receivables, payables, and accruals approximate their estimated fair values due to the short-term nature of these financial instruments. The carrying values of term loans approximate their fair values as all the borrowings carry variable interest rates which approximate rates currently offered by the Group’s bankers for similar debt instruments of comparable maturities. Fair value of convertible bonds is measured using Level 1 input, which is based on quotes obtained from over-the-counter trading activities (Refer to Note 11). Fair value of financial liability associated with the issuance of convertible notes in 2010 is measured using Level 3 inputs, which is measured using a binomial model. Fair value of the financial liability associated with the interest rate swap transaction in 2011 is measured using level 3 inputs, which is measured using the discounted cash flow method (Refer to Note 12).

The following table presents information about the composition of the Group’s financial instruments and the relevant fair value considerations.

Items	Fair value consideration

Cash and cash equivalents	Carrying values of these items approximate their estimated fair values due to the short-term nature of these financial instruments.
Restricted cash
Receivables
Payables
Accruals

Term loans	The carrying values of term loans approximate their fair values as all the borrowings carry variable interest rates which approximate rates currently offered by the Group’s bankers for similar debt instruments of comparable maturities.

Convertible bonds	Fair value of convertible bonds is measured using Level 1 input, which is based on quotes obtained from over-the-counter trading activities (Refer to Note 11)

Financial liability	Fair value of financial liability associated with the issuance of convertible notes in 2010 is measured using Level 3 inputs, which is measured using a binomial model. Fair value of the financial liability associated with the interest rate swap transaction in 2011 is measured using level 3 inputs, which is measured using the discounted cash flow method (Refer to Note 12).

Business combinations

l. Business combinations

U.S. GAAP requires that business combinations be accounted for under the acquisition purchase method. From January 1, 2009, the group adopted ASC 805 “Business Combinations”. Following this adoption, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of (i) the total of cost of acquisition, fair value of the non controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the entity acquired, the difference is recognized directly in the statements of operations.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of assets and forecasted life cycle and forecasted cash flows over that period. Although we believe that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.

Jointly controlled entity

m. Jointly controlled entity

Investment in a jointly controlled entity is accounted for by the equity method of accounting as the Group has the ability to exercise significant influence but does not own a majority equity interest. Under this method, the Group’s income (loss) from investment is recognized in the consolidated statements of operations. Unrealized gains on transactions between the Group and the jointly controlled entity are eliminated to the extent of the Group’s interest in the jointly controlled entity, if any; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Group’s share of losses in the jointly controlled entity equals or exceeds its interest in the jointly controlled entity, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the jointly controlled entity.

The Group reviews its investment in the jointly controlled entity to determine whether a decline in fair value below the carrying value is other than temporary at period end. The primary factors the Group considers in its determination are the length of time that the fair value of the investment is below the Group’s carrying value and the financial condition, operating performance and near term prospects of the investee. In addition, the Group considers the reason for the decline in fair value, including general market conditions, industry-specific or investee-specific reasons, and changes in valuation subsequent to the balance sheet date and the Group’s intent and ability to hold the investment for a period of time sufficient to allow for a recovery in fair value. If the decline in fair value is deemed to be other than temporary, the carrying value of the security is written down to fair value. There were no impairment losses for its investment in the jointly controlled entity in the years ended December 31, 2011 and 2012.

Goodwill

n. Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is not amortized, but rather is tested for impairment at least annually. The guidance requires that a two-step impairment test be performed annually or whenever events or changes in circumstances indicate that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The first step of the test for impairment compares the book value of the Group’s reporting unit under which goodwill is recorded to its estimated fair value. The second step of the goodwill impairment test, which is only required when the net book value of the reporting unit exceeds the fair value, measures the impairment as the difference between the implied fair value of goodwill and its book value. No impairment of goodwill was recognized for the years ended December 31, 2010, 2011 and 2012.

Intangible assets, net

o. Intangible assets, net

Intangible assets consist primarily of intangible assets acquired in business combinations and software purchased from third parties. Intangible assets acquired through business combinations are recognized as assets separate from goodwill if they satisfy either the “contractual-legal” or “separability” criterion. Intangible assets, including brand, favorable lease agreements and certain franchise agreements existing as of the date of acquisition, are recognized and measured at fair value upon acquisition.

Except brand, intangible assets arising from business combinations are amortized on a straight-line base over the remaining operating lease term, the franchise agreement term, or estimated life of customer relationship. The estimated useful lives of amortized intangibles are reassessed if circumstances occur that indicate the useful lives have changed.

The trademarked Motel 168 brand was registered in PRC China with remaining legal life of 6 years and can be renewed with minimal costs. Motel 168 is a well recognized brand in the economy hotel industry in PRC China. The useful life of the brand is indefinite. The Group evaluates indefinite-lived intangible asset each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If an intangible asset that is not being amortized is subsequently determined to have a finite useful life, the asset is tested for impairment. ASC 350 “Intangibles – Goodwill and Other,” provides that intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment.

Purchased software is stated at cost less accumulated amortization and impairment, if any, and is amortized on the straight-line basis over its estimated useful life of 5 years.

No impairment of intangible assets was recognized for the years ended December 31, 2010, 2011 and 2012.

Impairment of long-lived assets and definite-lived intangible assets

p. Impairment of long-lived assets and definite-lived intangible assets

Long-lived assets and definite-lived intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that carrying amount of an asset may not be recoverable. Factors considered important that could result in an impairment review include significant underperformance relative to expected historical or projected future operating results, significant changes in the manner of use of long-lived assets and definite-lived intangible assets and significant negative industry or economic trends. Impairments are recognized based on the difference between the fair value of the asset and its carrying value in the event that the carrying amount exceeds the estimated future undiscounted cash flow attributed to such assets. Fair value is generally measured based on either quoted market prices, if available, or discounted cash flow analyses. Additionally, determining fair values requires probability weighting the cash flows to reflect expectations about possible variations in their amounts or timing and the selection of an appropriate discount rate. Although cash flow estimates are based on relevant information available at the time the estimates are made, estimates of future cash flows are, by nature, highly uncertain and may vary significantly from actual results. Any write-downs would be treated as permanent reductions in the carrying amounts of the assets and an operating loss would be recognized. The impairment losses on property and equipment recognized for the years ended December 31, 2010, 2011 and 2012 were nil, RMB 1,705 and RMB 12,641, respectively.

Employee benefits

q. Employee benefits

The employees of the Group’s PRC subsidiaries are entitled to staff welfare benefits including medical care, housing fund, unemployment insurance and pension benefits. These entities are required to accrue for these benefits based on certain percentages of the employees’ salaries, subject to certain ceilings, in accordance with the relevant PRC regulations and make contributions to the government-sponsored plans out of the amounts accrued. Employee benefits expense was RMB 103,292, RMB 180,145 and RMB 215,251 for the years ended December 31, 2010, 2011 and 2012, respectively. Amounts accrued and included in salaries and welfare payable and other unpaid and accruals in the balance sheets were RMB 12,524 and RMB 11,913 for the years ended December 31, 2011 and 2012, respectively.

Accruals for customer reward program

r. Accruals for customer reward program

The Group invites its customers to participate in a customer reward program. Prior to November 14, 2004, membership was free of charge. A one-time membership fee was charged after that date for new members. Members enjoy discounts on room rates, priority in hotel reservation, and accumulate membership points for their paid stays, which can be redeemed for membership upgrades, room night awards and other gifts. The estimated incremental costs to provide membership upgrades, room night awards and other gifts are accrued and recorded as accruals for customer reward program as members accumulate points and recognized as sales and marketing expenses in the statements of operations. As members redeem awards or their entitlements expire, the provision is reduced correspondingly.

Prior to the second quarter of 2011, the Group did not apply redemption rates to the estimation on reward cost due to limited history in its customer reward program. With sufficient historical information and accumulated knowledge on reward points redemption and expiration, the Group has applied a historical redemption rate of 20% prospectively in estimating the costs of reward points since April 1, 2011. After the acquisition of Motel 168, the terms under the Motel 168’s customer reward program have been updated to conform to that of Home Inns’ customer reward program. The Group reassesses the redemption rate at each period end to ensure that the estimate of redemption rate is reasonable.

As of December 31, 2011 and 2012, the accruals for customer reward program amounted to RMB 5,211 and RMB 5,499, respectively, based on the estimated liabilities under the customer reward program.

Deferred Revenue

s. Deferred Revenue

Deferred revenue generally consists of advances received from customers for room stays, initial franchise fees received prior to the Group fulfilling its commitments to the franchisee, and cash received from sale of membership programs. Non-current portion of deferred revenue represents cash received from initial franchise fees and sales of membership program, which is recognized after one year from the balance sheet date.

Revenue recognition

t. Revenue recognition

Revenues from leased-and-operated hotels represent primarily room rentals and food and beverage sales from the leased-and-operated hotels. Such revenues are recognized when goods are delivered and services are provided.

Revenues from franchised-and-managed hotels are derived from franchise agreements where the franchisees are required to pay (i) an initial franchise fee and (ii) on-going management and service fees based on a percentage of revenue which approximates 3% to 6% of the room revenues of the franchised hotels. The franchise fee is an initial one-time fee. For the franchise agreements signed under Home Inns brand, Yitel brand and Motel 168 brand after its acquisition by the Group, the franchise fee is recognized as revenue when the franchised hotel opens for business, becomes non-refundable, and the group has fulfilled all its commitments and obligations including the assistance to the franchisees in property design, leasehold improvement construction project management, systems installation, personnel recruiting and training. For the franchise agreements signed under Motel 168 brand prior to its acquisition by the Group, the franchise fee is recorded as deferred revenue when cash is received and recognized as revenue during the franchising period which usually is 5 years as the franchisees have the refund right which elapses proportionally within 5 years. On-going management and service fees are recognized when the underlying service revenue is recognized by the franchisees’ operations. Other revenues generated from franchise agreements include system maintenance and support fee and central reservation system usage fee, which are recognized when services are provided.

Prior to the second quarter of 2011, revenue from one-time membership fees was deferred when received and was recognized when membership records show no activity after a year. With sufficient historical information and accumulative knowledge on membership activity pattern, the Group estimated that average life of members is approximately two years. Therefore, the change in accounting estimate is applied prospectively, and revenue from one-time membership fees has been recognized over two years on a straight line basis since April 1, 2011. For the years ended December 31, 2010, 2011 and 2012, the Group recognized revenue of RMB 33,846, RMB 79,367 and RMB 172,148 from one-time membership fees, respectively.

The Group continues to monitor the membership activity pattern and reassess average life of members at each period end to ensure estimate of revenue recognition period is reasonable.

Business tax and related surcharge

u. Business tax and related surcharge

The Group is subject to business tax and related surcharges on the services provided in the PRC. Such tax is levied based on turnover at a total approximate rate of 5.6% and is recorded as a reduction of revenues.

Leased-and-operated hotel costs

v. Leased-and-operated hotel costs

Leased-and-operated hotel costs include all direct costs incurred in the operation of the leased-and-operated hotels and consist primarily of property rentals and related expenses, utility costs, personnel compensation, amortization of guest room consumables, amortization of leasehold improvements, depreciation of equipment, amortization of consumables costs, food and beverage.

Sales and marketing expenses

w. Sales and marketing expenses

Sales and marketing expenses consist primarily of advertising related expenses, expenses associated with the Group’s membership reward program, payroll and related compensation for the Group’s sales and marketing personnel and entertainment expenses relating to marketing activities. Advertising related expenses, including promotion expenses and production costs of marketing materials, are charged to the statements of operations as incurred and amounted to RMB 11,361, RMB 21,944 and RMB 24,068 for the years ended December 31, 2010, 2011 and 2012, respectively.

Share-based compensation

x. Share-based compensation

The Group accounts for share-based compensation arrangements with employees in accordance with ASC 718 “Compensation – Stock Compensation”. It requires the Group to measure at the grant date the fair value of the stock-based award and recognize compensation expense, net of estimated forfeitures, on a straight-line basis, over the requisite service period. The Group uses the Black-Scholes option pricing model to determine the fair value of stock options. The requisite service period is the vesting period, which is generally 4 years. Forfeitures are estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates.

A subsidiary of the Company grants share options which contained an exercise price denominated in US$. The Group determined it should account for the U.S. dollar denominated share options granted to employees and directors of the subsidiary as liability awards as the Company’s functional currency is RMB and the underlying shares denominated in U.S. dollar has not been publicly traded. All grants of share-based awards to employees and directors classified as liability are remeasured at the end of each reporting period with an adjustment for fair value recorded to the current period expense in order to properly reflect the cumulative expense based on the current fair value of the vested rewards over the vesting periods.

Leases

y. Leases

The Company leases certain property and equipment.

Leases of property and equipment are classified as operating leases when substantially all the risks and rewards of ownership of assets remain with the lessor. Payments made under operating leases net of any incentives received from the lessor are charged to the consolidated statements of operations on a straight-line basis over the terms of the underlying lease.

Leases of property and equipment are classified as finance leases when the Company has substantially all the risks and rewards of ownership. Finance leases are capitalized at the lease’s commencement at the lower of the fair value of the leased property and the present value of the minimum lease payments. Each lease payment is allocated between the liability and finance charges. The corresponding rental obligations, net of finance charges, are included in finance lease liabilities. The interest element of the finance cost is charged to the statements of operations over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The property and equipment acquired under finance leases are depreciated over the lease term if the lease does not meet the transfer of ownership criterion or the bargain purchase option criterion. If the lease meets either the transfer of ownership criterion or the bargain purchase option criterion, then the related assets are depreciated over the useful life of the asset.

Fixed assets capitalized under finance leases are depreciated in accordance with the Group’s policy for the depreciation of fixed assets.

Borrowing costs

z. Borrowing costs

Interests incurred in connection with term loan used for acquisition of Motel 168 are expensed as incurred. The upfront fee incurred in connection with the term loan are amortized and recorded as interest expenses over the loan period (Refer to Note 13).

Interest cost incurred on funds used to construct leasehold improvements during the active construction period is capitalized. For the years ended December 31, 2010, 2011 and 2012, there was no capitalized interest cost.

Pre-operating expenditure

aa. Pre-operating expenditure

Pre-operating expenditure represents start-up costs, other than amounts capitalized as leasehold improvements, for leased-and-operated hotels are charged to the consolidated statements of operations in the period in which it is incurred.

Taxation

ab. Taxation

The provision for income taxes is based on the income and expense amounts recorded in our consolidated statements of operations. Income tax expenses are recorded using the liability method. Deferred tax assets or liabilities are recognized for the estimated future tax effects attributable to temporary differences and tax loss carry forwards. Deferred tax assets and liabilities are recognized and measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in statements of operations in the period that includes the enactment date. A valuation allowance is recorded to reduce the amount of deferred tax assets if it is considered more likely than not that such assets will not be realized.

In order to assess uncertain tax positions, the Group applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is greater than 50% likely to be realized upon settlement. As of December 31, 2011 and 2012, there were no uncertain tax positions.

Non-operating income

ac. Non-operating income

Other non-operating income primarily consists of financial subsidies received from provincial and local governments for operating a business in their jurisdictions and compliance with specific policies promoted by the local governments. During the years ended December 31, 2010, 2011 and 2012, the Group received financial subsidies of RMB 14,903, RMB 22,356 and RMB 43,248, respectively, from various local PRC government authorities. There are no defined rules and regulations to govern the criteria necessary for companies to receive such benefits, and the amount of financial subsidy is determined at the discretion of the relevant government authorities. Such amounts are recorded as other non-operating income when received as there is no additional condition attached to the subsidies.

Statutory reserves

ad. Statutory reserves

The Group’s subsidiaries incorporated in the PRC are required to set aside 10% of their net income, after offsetting accumulated losses from prior years, and before profit distributions to the investors, as reported in its statutory accounts on an annual basis to the Statutory Surplus Reserve Fund. Once the total Statutory Surplus Reserve Fund reaches 50% of the registered capital of the respective subsidiaries, further appropriations are discretionary. The Statutory Surplus Reserve Fund can be used to increase the registered capital and eliminate future losses of the respective companies under PRC regulations. The Group’s Statutory Surplus Reserve Fund is not distributable to shareholders except in the event of liquidation.

Appropriations to the Statutory Surplus Reserve Fund are accounted for as a transfer from retained earnings to statutory reserves. During the years ended December 31, 2010, 2011 and 2012, the Group made total appropriations to these statutory reserves of RMB 26,523, RMB 31,749 and RMB 32,695, respectively. During the year ended December 31, 2012, the Group made a reversal of RMB 141 from the statutory reserve to retained earnings due to disposal of a subsidiary. No reversal of the statutory reserve was made in the year ended December 31, 2011.

Dividends

ae. Dividends

Dividends are recognized when declared. The Group has not declared or paid any dividends to its shareholders except for the noncontrolling interests.

Current PRC regulations permit PRC companies to pay dividends only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s PRC subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves (Note 2(ad)). Restricted net assets of the Company’s PRC subsidiaries not distributable in the form of dividends to the parent as a result of the aforesaid PRC regulations were RMB 3,269,349 as of December 31, 2012. In addition to the typical statutory reserves of the Company’s PRC subsidiaries, the restricted net assets also includes RMB 3,110,933 paid in capital.

Earnings per share

af. Earnings per share

In accordance with ASC 260 “Earnings Per Share”, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year. The Company’s convertible bonds issued in 2007 and convertible notes issued in 2010 are not participating securities because the terms of the agreements do not provide any participating rights to the holders before conversion. Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the monetary effect of instruments that are dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the conversion of convertible bonds and convertible notes (using the if-converted method) the vesting of restricted stock and ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method).

Segment reporting

ag. Segment reporting

The Company follows “Disclosures about Segment of an Enterprise and Related Information” for its segment reporting. The Group operates and manages its business as a single segment. The Company’s chief operation decision-maker (“CODM”) reviews operating results to make decision about allocating resources and assessing performance for the entire company.

The Group primarily generates its revenues from customers in the PRC, and assets of the Group are also located in PRC. Accordingly, no geographical segments are presented.

Recent accounting pronouncements

ah. Recent accounting pronouncements

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210), “Disclosures about Offsetting Assets and Liabilities” (ASU 2011-11). This newly issued accounting standard requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statements of financial position as well as instruments and transactions executed under a master netting or similar arrangement and was issued to enable users of financial statements to understand the effects or potential effects of those arrangements on their financial position. This ASU is required to be applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning on or after January 1, 2013. As this accounting standard only requires enhanced disclosure, the Company does not expect the adoption of this standard to have a material impact on the Group’s financial statements.

In July 2012, the FASB issued ASU 2012-02, “Intangibles – Goodwill and Other: Testing Indefinite Lived Intangible Assets for Impairment”. The Update applies to all entities, both public and nonpublic, that have indefinite-lived intangible assets, other than goodwill, reported in their financial statements. Per the Update, an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if financial statements for the most recent annual or interim period have not yet been issued. The adoption of this Update beginning on December 31, 2012 is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2013, the FASB issued ASU 2013-02, “Comprehensive Income: Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income”. This update does not change the current requirements for reporting net income or other comprehensive income in financial statements. However, this update requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. This update is effective prospectively for reporting periods beginning after December 15, 2012 for public entities. The adoption of this Update beginning on January 1, 2013 is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2013, the FASB issued ASU 2013-04, “Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation is Fixed at the Reporting Date”. This update provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this update is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The guidance in this update also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. This update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. This update should be applied retrospectively to all prior periods presented for those obligations resulting from joint and several liability arrangements within the Update’s scope that exist at the beginning of an entity’s fiscal year of adoption. An entity may elect to use hindsight for the comparative periods (if it changed its accounting as a result of adopting the amendments in this Update) and should disclose that fact. The adoption of this Update beginning on January 1, 2013 is not expected to have a material impact on the Company’s consolidated financial statements.

In March 2013, the FASB issued ASU 2013-05, “Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity”. This update provides that when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity, the parent is required to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. However, this treatment does not apply to an equity method investment that is not a foreign entity. In those instances, the cumulative translation adjustment is released into net income only if the partial sale represents a complete or substantially complete liquidation of the foreign entity that contains the equity method investment. Additionally, the amendments in this update clarify that the sale of an investment in a foreign entity includes both (1) events that result in the loss of a controlling financial interest in a foreign entity (that is, irrespective of any retained investment) and (2) events that result in an acquirer obtaining control of an acquiree in which it held an equity interest immediately before the acquisition date (sometimes also referred to as a step acquisition). Accordingly, the cumulative translation adjustment should be released into net income upon the occurrence of those events. This update is effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. The adoption of this Update beginning on January 1, 2013 is not expected to have a material impact on the Company’s consolidated financial statements.

Certain risks and concentration

ai. Certain risks and concentration

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and accounts receivable. As of December 31, 2011 and 2012, substantially all of the Company’s cash was held in major financial institutions located in the PRC, Hong Kong and the United States of America, which management considers being of high credit quality. China does not have an official deposit insurance program, nor does it have an agency similar to The Federal Deposit Insurance Corporation (FDIC) in the United States. However, the Group believes that the risk of failure of any of these PRC banks is remote. Bank failure is extremely uncommon in China and the Group believes that those Chinese banks that hold the Company’s cash, cash equivalents and long term time deposit are financially sound based on public available information.

Accounts receivable are typically not collateralized and are denominated in RMB, and are derived from revenues earned from operations arising in the PRC.

No individual customer accounted for more than 10% of net revenues for the years ended December 31, 2010, 2011 and 2012. No individual customer accounted for more than 10% of accounts receivable at December 31, 2011 and 2012.

Commitments and Contingencies

aj. Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.